Exhibit 10.17


                                    GUARANTY


          THIS GUARANTY (this "Guaranty") dated as of June 18, 2003, is made by D.L. Peterson Trust, a Delaware statutory trust (the "Guarantor"), in respect of the obligations of Chesapeake Funding LLC (formerly known as Greyhound Funding
LLC), a Delaware limited liability company ("Chesapeake Funding"). Reference is hereby made to (i) the Base Indenture (the "Base Indenture"), dated as of June 30, 1999, as amended, between Chesapeake Funding, as Issuer and JPMorgan Chase Bank (formerly known as the Chase Manhattan Bank), as Indenture Trustee (in such capacity, the "Indenture Trustee"), and each supplement (each an "Indenture Supplement") to the Base Indenture executed in connection with the issuance of any series of Investor Notes (the Base Indenture, as supplemented by each Indenture Supplement, the "Indenture") and (ii) the Security Agreement, dated as of June 18, 2003, between D.L. Peterson Trust and the Indenture Trustee. Except as otherwise defined herein, terms used herein and defined in the Base Indenture shall be used herein as defined therein.

                               W I T N E S S E T H

          WHEREAS, Chesapeake Funding and the Indenture Trustee have entered into the Base Indenture, providing for the issuance of Investor Notes from time to time as contemplated therein; and

          WHEREAS, the Guarantor has obtained, and will obtain, benefits from the issuance of Investor Notes by Chesapeake Funding from time to time under the Indenture;

          NOW, THEREFORE, in consideration of the foregoing and other benefits accruing to the Guarantor, the receipt and sufficiency of which are hereby acknowledged, the Guarantor hereby agrees with the Indenture Trustee for the benefit of each Investor Noteholder and each other Person to whom amounts are payable from amounts on deposit in the Collection Account or any subaccount thereof (all such Investor Noteholders and other such persons, collectively, the "Secured Parties") as follows:

          1. Guaranty. The Guarantor hereby irrevocably, absolutely and unconditionally guarantees to the Indenture Trustee the payment and performance of the following obligations and liabilities (hereinafter collectively referred to as the "Obligations") on the terms set forth herein:

          (i) payment by Chesapeake Funding of all amounts now or hereafter owed by Chesapeake Funding to any Investor Noteholder under the Indenture, whether for principal, interest, fees, penalties, expenses, indemnities or otherwise;

          (ii) payment by Chesapeake Funding of dividends on each series of Preferred Membership Interests, when, as and if declared by Chesapeake Funding, and payable by Chesapeake Funding from amounts on deposit in the Collection Account;

          (iii) payment by Chesapeake Funding of the redemption price of each series or portion thereof of Preferred Membership Interests subject to mandatory redemption with amounts on deposit in the Collection Account;

          (iv) payment by Chesapeake Funding of all other amounts owed by Chesapeake Funding to any Secured Party, whether for fees, penalties, expenses, indemnities or otherwise; and

          (v) payment of any and all expenses, including reasonable attorneys' fees, incurred by the Indenture Trustee or the Secured Parties in enforcing their rights under this Guaranty.

          2. Payments under Guaranty. (a) In the event any Secured Party does not receive the full amount of any Obligation payable to or for the benefit of such Secured Party on any date (a "Chesapeake Default"), then the Guarantor shall pay to the Indenture Trustee, for the benefit of such Secured Party, any such amount that remains outstanding on the later of (x) the date that is one year following the latest final maturity date of any Class of Investor Notes Outstanding on the date of such Chesapeake Default and (y) Five Business Days following the date of such Chesapeake Default.

          (b) All amounts paid by the Guarantor under this Guaranty will be treated like Collections and applied in accordance with the priority of payment provisions of the Indenture.

          3. Continuance of this Agreement. This Guaranty (i) is a continuing guarantee and shall remain in full force and effect until all of the Obligations have been indefeasibly paid in full and the Indenture has been terminated in accordance with its terms; and (ii) shall continue to be effective or shall be reinstated, as the case may be, if at any time any payment of any of the Obligations is rescinded, avoided or rendered void as a preferential transfer, impermissible set-off, fraudulent conveyance or must otherwise be returned or disgorged by the Indenture Trustee or any Secured Party upon the insolvency, bankruptcy or reorganization of any Person, all as though such rescinded, avoided or voided payment had not been made, and notwithstanding any action or failure to act on the part of the Indenture Trustee or such Secured Party in reliance on such payment.

          4. Waivers.  The Guarantor hereby waives (a) promptness and diligence;
(b) notice of the incurrence of any additional obligations by Chesapeake Funding; (c) notice of any actions taken by the Indenture Trustee or the Secured Parties under the Indenture; (d) acceptance of this Guaranty and reliance thereon by the Indenture Trustee or the Secured Parties; and (e) presentment, demand of payment, notice of dishonor or nonpayment, protest and notice of protest with respect to the Obligations, and all other formalities of every kind in connection with the enforcement of the Obligations, the omission of or delay in which might constitute grounds for relieving the Guarantor of its obligations under this Guaranty.

          5. Subrogation and Similar Rights. The Guarantor waives any right of subrogation to the claims of the Indenture Trustee of the Secured Parties against Chesapeake Funding, and any right of indemnification by or contribution from Chesapeake Funding arising by reason of any payment made by the Guarantor under this Guaranty or otherwise. If, notwithFtanding such waiver, any amount shall be paid to the Guarantor on account of such subrogation, indemnification or contribution at any time when all of the Obligations shall not have been discharged in full, such amount shall be held in trust for the benefit of the Indenture Trustee and the Secured Parties, shall be segregated from the other funds of the Guarantor and shall be remitted to the Indenture Trustee for application against the Obligations, in such order and amount as the Indenture Trustee shall elect.

          6. Representations and Warranties. The Guarantor represents and warrants to the Indenture Trustee and the Secured Parties that:

               a. The Guarantor has full capacity to make and perform this Guaranty.

               b. This Guaranty has been duly executed and delivered by the Guarantor and satisfaction by the Guarantor of the Obligations will not violate any applicable provision of law or judgment, order or regulation of any court or of any public or governmental agency or authority nor conflict with or constitute a breach of or a default under any instrument to which the Guarantor is a party or by which the Guarantor or any of the Guarantor's property is bound, and that this Guaranty is a legal, valid and binding obligation of the Guarantor enforceable in accordance with its terms.

               c. There is no litigation, proceeding or investigation pending or, to the knowledge of the Guarantor, threatened against the Guarantor, which has resulted or could reasonably be expected to result in a material adverse effect on the business, property or financial condition of the Guarantor or on the performance by the Guarantor of the Guarantor's obligations hereunder, and the Guarantor is not in violation in any material respect of any applicable statute, rule, order or regulation of any governmental body.

          7. Notices. All notices, requests, demands, claims and other communications hereunder will be in writing. Any notice, request, demand, claim, or other communication hereunder will be deemed duly given if (and then two business days after) it is sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient as set forth below:

           If to the Indenture Trustee:

           JPMorgan Chase Bank
           4 New York Plaza, 6th Floor
           New York, NY 10004
           Facsimile:        (212) 623-5932
           Telephone:        (212) 623-5415

           If to the Guarantor:

           D.L. Peterson Trust
           307 International Circle
           Hunt Valley, MD  21030

           Facsimile:        (410) 771-2530
           Telephone:        (410) 771-2336


          8. Recourse. The obligations of the Guarantor created hereunder are contracted for and created solely in respect of the Origination Trust Assets allocated to the Lease SUBI, the Lease SUBI Portfolio and the Fleet Receivable SUBI, and not against any other Origination Trust Assets. The Indenture Trustee, by entering into and accepting this Guaranty, and each Secured Party by accepting the benefit of this Guaranty, acknowledges and agrees that (a) each of the Lease SUBI and the Fleet Receivable SUBI is a separate series of the Guarantor as provided in Section 3806(b)(2) of Chapter 38 of Title 12 of the Delaware Code, 12 Del.C. Section 3801 et seq., (b)(i) the obligations under this Guaranty shall be enforceable against the Lease SUBI Portfolio and the Fleet Receivable SUBI only, and not against any other SUBI Portfolio (used in this Section as defined in the Origination Trust Agreement) or the UTI Portfolio,
(ii) other debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Lease SUBI, the Lease SUBI Portfolio, the Fleet Receivable SUBI or the Fleet Receivables shall be enforceable against the Lease SUBI Portfolio or the Fleet Receivable SUBI, as applicable and not against any other SUBI Portfolio (used in this Section as defined in the Origination Trust Agreement) or the UTI Portfolio and (iii) the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to any other SUBI (used in this Section as defined in the Origination Trust Agreement), any other SUBI Portfolio, the UTI or the UTI Portfolio shall be enforceable against such other SUBI Portfolio or the UTI Portfolio only, and not against any other SUBI Assets, (c) except to the extent required by law, UTI Assets or SUBI Assets with respect to any SUBI (other than the Lease SUBI and the Fleet Receivable SUBI) shall not be subject to the claims, debts, liabilities, expenses or obligations arising hereunder or otherwise arising from or with respect to the Lease SUBI or Fleet Receivable SUBI, respectively, in respect of such claim, and (d)(i) no creditor or holder of a claim relating to the Lease SUBI, the Fleet Receivable SUBI, the Lease SUBI Portfolio or the Fleet Receivables shall be entitled to maintain any action against or recover any assets allocated to the UTI or the UTI Portfolio or any other SUBI or the assets allocated thereto, and (ii) no creditor or holder of a claim relating to the UTI, the UTI Portfolio or any SUBI other than the Lease SUBI or the Fleet Receivable SUBI or any SUBI Assets other than the Lease SUBI Portfolio or the Fleet Receivables shall be entitled to maintain any action against or recover any assets allocated to the Lease SUBI or the Fleet Receivable SUBI.

          9. Miscellaneous.

               a. This Guaranty contains the entire agreement of the Indenture Trustee, the Secured Parties and the Guarantor. No amendment of any provision of this Guaranty shall be effective unless it is in writing and signed by the Guarantor and the Indenture Trustee, and no waiver of any provision of this Guaranty, and no waiver or consent to any departure by the Guarantor therefrom, shall be effective unless (i) it is in writing and signed by the Indenture Trustee and (ii) the Rating Agency Condition has been satisfied with respect to such amendment, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

               b. No failure on the part of the Indenture Trustee or any of the Secured Parties or such Person's assigns to exercise, and no delay in exercising, any right hereunder or under the Indenture or any right against Chesapeake Funding shall operate as a waiver hereof or thereof; nor shall any single or partial exercise of any right preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of the Indenture Trustee and the Secured Parties under this Guaranty and the Indenture are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law.

               c. Any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability, and such prohibition or unenforceability shall not invalidate such provision to the extent it is not prohibited or unenforceable in any other jurisdiction, nor invalidate the remaining provisions hereof or thereof, all of which shall be liberally construed in favor of the Indenture Trustee in order to effect the provisions hereof.

               d. The obligations of the Guarantor under this Guaranty shall not be subject to any counterclaim, setoff, deduction or defense based upon any related or unrelated claim which the Guarantor may now or hereafter have against the Indenture Trustee or the Secured Parties, except indefeasible discharge of the Obligations.

               e. The Indenture Trustee, on behalf of the Secured Parties, shall be entitled to enforce this Guaranty directly against the Guarantor.

               f.  This  Agreement   shall  be  governed  by  and  construed  in
accordance with the law of the State of New York.

               g. The paragraph headings used herein are for convenience only and do not affect or modify the terms and conditions hereof.

          10. Judicial Proceedings. Any suit, action, or proceeding, whether claim or counterclaim, brought or instituted by the Indenture Trustee, the Secured Parties or the Guarantor, or any of their successors or assigns, on or with respect to this Guaranty, the dealings of the Indenture Trustee, the Secured Parties or the Guarantor with respect hereto, shall be tried only by a court and not by a jury. THE GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY SUCH SUIT, ACTION OR PROCEEDING. Further, the Guarantor waives any right it may have to claim or recover, in any such suit, action or proceeding, any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. THE GUARANTOR ACKNOWLEDGES AND AGREES THAT THIS PARAGRAPH IS A SPECIFIC AND MATERIAL ASPECT OF THIS GUARANTY AND THAT NEITHER THE SECURED PARTIES NOR THE INDENTURE TRUSTEE WOULD ENTER INTO THE TRANSACTIONS CONTEMPLATED HEREIN IF THE WAIVERS SET FORTH IN THIS PARAGRAPH WERE NOT A PART OF THIS AGREEMENT.

          11. Consent to Jurisdiction and Service of Process. The Guarantor irrevocably appoints each and every officer of the Indenture Trustee as its attorneys upon whom may be served, by regular or certified mail at the address for notices set forth in the Base Indenture, any notice, process or pleading in any action or proceeding against it arising out of or in connection with this Guaranty, the Base Indenture or the Investor Notes. The Guarantor hereby (a) consents that any action or proceeding against it be commenced and maintained in any court within the State of New York or in the United States District Court for the Southern District of New York by service of process on any such officer; (b) agrees that the courts of the State of New York and the United States District Court for the Southern District of New York shall have jurisdiction with respect to the subject matter hereof and the person of the Guarantor; and (c) waives any objection that the Guarantor may now or hereafter have as to the venue of any such suit, action or proceeding brought in such a court or that such court is an inconvenient forum. Notwithstanding the foregoing, the Indenture Trustee, in its absolute discretion, may also initiate proceedings in the courts of any other jurisdiction in which the Guarantor may be found or in which any of its properties may be located.

          12. Non-petition. The Indenture Trustee, by entering into and accepting this Guaranty, and each Secured Party by accepting the benefit of this Guaranty, hereby covenants and agrees that it will not at any time institute against, or join any other Person in instituting against, the Guarantor, Raven Funding LLC, any other Special Purpose Entity, or any general partner or single member of any Special Purpose Entity that is a partnership or limited liability company, respectively, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceedings under any federal or state bankruptcy or similar law.

          13. Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) this Guaranty is executed and delivered by Wilmington Trust Company, not individually or personally but solely as trustee of the Guarantor in the exercise of the powers and authority conferred and vested in it under the Origination Trust Agreement, (b) each of the representations, undertakings and agreements herein made on the part of the Guarantor is made and intended not as a personal representation, undertaking and agreement by Wilmington Trust Company but is made and intended for the purpose of binding only the Guarantor and (c) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Guarantor or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Guarantor under this Guaranty except in accordance with the provisions of the Origination Trust Agreement.

          IN WITNESS WHEREOF, the undersigned has caused this Guaranty to be duly executed as of the date first above written.


                               D.L. Peterson Trust, as Guarantor

                               By: Wilmington Trust Company, not in
                                     its individual capacity but solely as
                                     Delaware Trustee and SUBI Trustee


                               By:  /s/ Jennifer A. Luce
                                   ---------------------------------------------
                                    Title:  Financial Services Officer

                               JPMORGAN CHASE BANK, as
                                 Indenture Trustee


                               By:  /s/ Connie Cho
                                   ---------------------------------------------
                                    Title:  Trust Officer